NET LOSS PER SHARE - Disclosure of net loss per share (Details) - USD ($) $ / shares in Units, shares in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
NET LOSS PER SHARE [Abstract]
Net loss for the year	$ (29,016,269)	$ (19,807,021)	$ (32,933,645)
Basic weighted average numbers of share outstanding	56,355	27,800	22,813
Diluted weighted average numbers of shares outstanding	56,355	27,800	22,813
Loss per share:
Basic	$ (0.52)	$ (0.71)	$ (1.45)
Diluted	$ (0.52)	$ (0.71)	$ (1.45)